© 2017 Mercury Systems, Inc. Jefferies 13th Annual Industrials Conference Mark Aslett President and CEO Gerry Haines Executive Vice President and CFO August 9, 2017

2 © 2017 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2018 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2016. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2017 Mercury Systems, Inc. …to address the industry's challenges and opportunities Pioneering a next generation defense electronics company… • High-tech commercial business model • Secure sensor and mission processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY17 $408.6M revenue; Growth YoY: – 51% revenue – 26% GAAP net income – 64% Adj. EBITDA – 24% backlog • FY18 guidance(1): – $453M - $468M revenue – $26.4M - $30.3M GAAP income(1) – $103.0M - $109.0M Adj. EBITDA (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed.

4 © 2017 Mercury Systems, Inc. Investor highlights Proven Management Team Pure play aerospace and defense electronics company. Embedded on key growth programs aligned to DoD priorities Leading Positions on Well-funded Platforms Platform modernization, increased outsourcing, supply chain flight-to-quality, supply chain delayering, FMS and international Aligned with Industry Growth Drivers Internally-funded R&D. IP retention. Commercial sales model. US development, manufacturing and support for secure systems Next Generation Defense Electronics Business Model Secure sensor processing, safety-critical mission processing and platform management subsystems, software and services Innovative Technology Leader Captive Prime outsourcing largest secular growth trend. RF and secure processing content expansion on key DoD programs Low Risk Growth Strategy Scalable business, engineering and manufacturing platform to facilitate future acquisitions Business Platform Built to Scale Successful business transformation. Double-digit revenue CAGR with strong profitability

We are deployed on 300+ programs with 25+ Primes

RADAR	F-16	F-35	Triton	Patriot	Aegis
EW	F-15	AH-64 Apache	Global Hawk	Badger/Buzzard	SEWIP
EO/IR – C4I	F-16	Reaper/Gorgon Stare	F-35	P-8 MMA	KC-46
MISSILES & MUNITIONS	SDB II	PGK	MALD-J	Paveway	SM2/3/6



SNC SIERRA NEVADA CORPORATION
Raytheon
NORTHROP GRUMMAN
BAE SYSTEMS
AIRBUS
LOCKHEED MARTIN
L3 communications
GENERAL ATOMICS
BOEING
HARRIS

© 2017 Mercury Systems, Inc.

5

6 © 2017 Mercury Systems, Inc. Mercury’s vision is to be the… Leading commercial provider of secure sensor and mission processing subsystems

Acquisitions have transformed Mercury into a commercial…

- Acquired capabilities significantly expand addressable market
- Moved up the value chain
- Model facilitates greater customer outsourcing
- Accelerates customer supply chain consolidation
- Disintermediate traditional product-level competitors
- Low-risk, high-growth content expansion organic growth
- Future M&A opportunities



Defense Electronic Subsystem
MISSION PROCESSING
MISSION PROCESSING
SENSOR PROCESSING
SENSOR PROCESSING
DIGITIZATION
DIGITIZATION
RF
RF
RF
RF
RF
RF
SECURE STORAGE
SECURE STORAGE
CAUTION
ces
RTL
Mercury Computer Systems, Inc.
LIT
Microsemi*
ECHOTEK CORP.
Microsemi*
Delta Microwave
MICRONETICS
Microsemi*
LNX
KOR ELECTRONICS
Microsemi*

…provider of secure sensor and mission processing subsystems

* Represents carve-out acquisition from Microsemi Corp.

© 2017 Mercury Systems, Inc.

7

8 © 2017 Mercury Systems, Inc. Five major trends shaping the defense industry Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS threat, North Korean agitation, Middle East instability Industry Has Cut Capacity to Innovate: Reduced headcount, fewer engineers and aging workforce; Low IR&D and growth investments, increased dividends and buybacks Defense Procurement Reform 3.0: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending

9 © 2017 Mercury Systems, Inc. Defense budget outlook improved New administration expected to better support Defense Sources: National Defense Authorization Act of 2016, GFY2017 President’s Budget Request, Consolidated Appropriations Act of 2017, GFY2018 President’s Budget Request, GFY2018 OSD Comptroller DoD Budget Request Overview Brief, HASC and SASC FY18 NDAA Markups, July 2017. Numbers may not add due to rounding. Topline Base Authorization Budget vs. BCA Caps & Bipartisan Budget Act Agreement ($B) $500 $525 $537 $551 $495 $522 $560 $581 $606 $639 $516 $574 $632 $692 480 500 520 540 560 580 600 620 640 660 680 700 2015 2016 2017 2018 2019 2020 2021 2011 Budget Act 2015 Budget Agreement Authorization Budget Totals PBR18 (Base + OCO) PBR18 (Base) Consolidated Appropriations Act of 2017, Base Consolidated Appropriations Act of 2017, Base + OCO HASC ● Base + OCO SASC ● Base + OCO

10 © 2017 Mercury Systems, Inc. Mercury’s capabilities and opportunity for growth… Radar, EW and C4I modernization; improved readiness Defense Prime contractors outsourcing more Defense Primes’ flight to quality suppliers Defense Primes and government delayering their supply chains Foreign military and international sales increasing …are aligned to DoD investment priorities and industry trends

11 © 2017 Mercury Systems, Inc. …likely the Defense industry's largest secular growth opportunity Captive outsourcing by Defense prime contractors… • 2017 A&D electronics is $97 billion market • US Defense is nearly half of total market at $43B • Global Tier 2 compute & RF $31B; US $13B • Small percentage of Tier 2 compute & RF estimated to be currently outsourced • Primes outsourcing to fewer but more capable suppliers willing to invest, share risk and rewards • Source: RSAdvisors research & analysis $97 $100 $103 $106 $108 $43 $44 $45 $45 $47 $31 $32 $34 $35 $36 $13 $14 $14 $15 $15 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 2021 Global A&D Electronics Systems Market ($B) US Defense Tier 2 Compute & RF Global Aerospace & Defense Electronic Systems Market Global Tier 2 Compute & RF US Defense Electronic Systems Market

12 © 2017 Mercury Systems, Inc. Mercury’s addressable market increased ~8x supporting continued… …above industry average growth, returns and future acquisitions Sources: RSAdvisors research & analysis. Mercury market expansion reflects the Company’s acquisitions and expanded offerings from R&D investments. $3.9 $13.5 $30.5 $17.5 $9.1 0 5 10 15 20 25 30 35 Historic Addressable Market Mercury Market Expansion Current Addressable Market Mercury's Tier 2 Addressable Market ($B) Compute RF U.S. Defense Tier 2 Compute & RF Global Tier 2 Compute & RF Compute $21.4 70% RF $9.1 30% Sensor/EW Mission Systems $13.4 44% C4I Mission Systems $7.7 25% Platform Mgmt $4.0 13% Transport Jet $4.4 14% Business Jet $1.0 4% Comm'l Aerospace $5.6 19% U.S. Defense $13.5 44% RoW Defense $11.4 37%

Business model built for speed, innovation and affordability…

- Traditional COTS board model broken (“Plug-n-Pray”)
  - Product procurement cost low
  - Large hidden integration costs
  - Lower Prime IR&D spending
  - COTS lifecycle support difficult
- Defense procurement reform
  - Less Government-funded cost-plus integration
  - Under firm fixed price, Prime bears risk and expense
- Acquired and pre-integrating sensor chain technologies
  - More affordable, lower risk, simplifies supply chain
  - Open architectures and open middleware speed adoption



Traditional COTS Model “Plug-n-Pray”
Classified Prime/Gov’t IP
Proprietary Middleware
Operating System
COTS
COTS
COTS
36+ months Time to Market
Government
Mercury Pre-integrated Secure Sensor and Mission Processing Subsystems
Classified Prime/Gov’t IP
Application Ready Software Toolkit
Open Middleware
RF
Digital
Secure Processing
12 months Time to Market
Primes

…as customers seek affordable outsourced pre-integrated subsystems

© 2017 Mercury Systems, Inc.

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14 © 2017 Mercury Systems, Inc. Highest Safety Design Assurance Levels (DAL) SPEED SWaP SOFTWARE SECURITY Highest Performance Processing Best Size, Weight and Power (SWaP) Industry-leading Embedded Security Most Advanced Open Middleware SAFETY Only high-tech commercial company with the technology… …and domain expertise for secure sensor and mission processing Safe and Secure Sensor and Mission Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE

15 © 2017 Mercury Systems, Inc. We will continue to execute on a disciplined and focused M&A strategy Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location $9.3B 4.8% CAGR ‘17-21 $3.3B 2.5% CAGR ‘17-21 $4.5B 4.1% CAGR ‘17-21 $5.1B 5.8% CAGR ‘17-21 $5.7B 4.1% CAGR ‘17-21 $1.9B 5.1% CAGR ‘17-21 $0.7B 4.5% CAGR ‘17-21 C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems D ef in it io n Source: RSAdvisors research & analysis Aerospace & Defense Platform Electronics Content 2 0 1 7 Ti er 2 * M ar ke t $ B *Tier 2 includes Embedded Computing and subsystems with RF content

16 © 2017 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity = captive Prime outsourcing • Above industry-average growth; and profitability • Business platform built to grow and scale through future acquisitions

© 2017 Mercury Systems, Inc. Financial Overview Gerry Haines Executive Vice President & CFO

18 © 2017 Mercury Systems, Inc. The evolution of Mercury Systems 69% Share price $24.86 $42.09 96% Market Capitalization $995 $1,949 110% Enterprise Value $910 $1,907 51% Revenue(1) $270 $409 64% Adj. EBITDA(1) $57 $94 20% Adj. EPS(1) $0.96 $1.15 V al u ati o n Ope ra ti o n al In millions, except percentage and per share data. Notes: (1) Operational figures are based on the FY16 actual results reported for “One Year Ago” and FY17 results reported in the Company’s earnings release on August 1, 2017. (2) As of June 30, 2016, share data from 2016 10-K. (3) As of June 30, 2017, share data from the Company’s earnings release on August 1, 2017. June 30, 2017(3) June 30, 2016 (2) % Increase / (Decrease)

19 © 2017 Mercury Systems, Inc. 1,079 Mercury’s financial profile puts it in a unique category ALL NYSE AND NASDAQ COMPANIES WITH MARKET CAPITALIZATION BETWEEN $750mm - $3bn L4Q, 3/31/17 18 Companies 77 Companies 233 Companies EBITDA Margin >20% Revenue CAGR >10% 4-Year Companies Revenue Growth >25% 23% Adj. EBITDA FY17 20% FY13-17 51% FY17 Notes: • Mercury FY17 results as reported in the Company’s earnings release on August 1, 2017. • Source: FactSet; market data as of August 4, 2017. • Financials represent reported results and are not adjusted for acquisitions or divestitures. • NASDAQ companies represent those that are U.S. listed.

20 © 2017 Mercury Systems, Inc. Strong revenue growth and operating leverage… 20% revenue and 75% Adj. EBITDA CAGR FY13-FY17 …yielded dramatic growth in adjusted EBITDA Notes: (1) Fiscal years ended June 30; FY13-16 figures are as reported in the Company’s Form 10-Ks and FY17 from the Company’s earnings release issued on August 1, 2017. 194 209 235 270 409 5% $9.9M 11% $23.5M 19% $44.4M 21% $57.3M 23% $93.9M 0% 10% 20% 30% 40% 0 50 100 150 200 250 300 350 400 450 FY13 FY14 FY15 FY16 FY17 Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M)

21 © 2017 Mercury Systems, Inc. 109 144 166 239 291 27 30 41 49 66 136 174 208 288 357 0 50 100 150 200 250 300 350 400 FY13 FY14 FY15 FY16 FY17 Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 63% 68% 63% (Est.) 50% 64% FY13-FY17 backlog CAGR of 27%... …strong backlog and revenue coverage exiting FY17 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months revenue initial guidance (or midpoint of range) for subsequent year.

22 © 2017 Mercury Systems, Inc. …which in turn is driving strong actual results Acquisitions and investments driving significant opportunity growth… • Acquired businesses brought wide array of programs and capabilities • Content expansion drives outsized growth • New design wins have expanded program portfolio • Result is expanded, diversified, growing base of programs and content • Total potential value grew 2.4x to $3.8B in 4 years • Broader portfolio yields lower program risk Note: Refer to Appendix for definitions of “Probable” and “Possible”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 1,770 1,593 2,030 1,074 1,133 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 FY13 FY13-FY17 Increase FY17 Top 30 Programs Estimated Lifetime Value ($M) Compute RF 3,800 Probable Possible Possible 2,207 Radar 2,187 58% EW 1,267 33% Other 345 9% Airborne 1,978 52% Naval 1,328 35% Ground 389 10% Other 104 3% Integrated Subsystems 1,620 43% Components 200 5% Modules & Subassemblies 1,980 52%

23 © 2017 Mercury Systems, Inc. Strong LTM performance 51% revenue and 64% adjusted EBITDA growth YoY Notes: (1) Fiscal years ended June 30; FY13-16 figures are as reported in the Company’s Form 10-Ks and FY17 from the Company’s earnings release issued on August 1, 2017. (2) Non-GAAP, see reconciliation table. In millions, except percentage and per share data FY16⁽¹⁾ FY17⁽¹⁾ Change Backlog $287.7 $357.0 24% Revenue $270.2 $408.6 51% Gross Margin 47% 47% - Operating Expenses $103.6 $154.1 48.7% GAAP Income $19.7 $24.9 26% GAAP EPS $0.56 $0.58 4% Weighted-average diluted shares outstanding 35.1 43.0 23% Adjusted EPS(2) $0.96 $1.15 20% Adj. EBITDA(2) $57.3 $93.9 64%

24 © 2017 Mercury Systems, Inc. Q4 FY17 vs. Q4 FY16 Notes: (1) Q4FY16 figures are as reported in the Company’s Form 10-K and Q4FY17 from the Company’s earnings release issued on August 1, 2017. (2) Non-GAAP, see reconciliation table. In millions, except percentage and per share data Q4 FY16(1) Q4 FY17(1) Change Backlog $287.7 $357.0 24% Revenue $85.4 $115.6 35% Gross Margin 44.7% 46.6% 1.9 pts Operating Expenses $30.5 $40.9 34.1% OpEx (% of revenue) 35.7% 35.4% (0.3)pts GAAP Income $7.5 $8.8 18% GAAP EPS $0.19 $0.19 0% Weighted-average diluted shares outstanding 39.0 47.5 22% Adjusted EPS(2) $0.29 $0.32 10% Adj. EBITDA(2) $18.3 $27.8 52%

25 © 2017 Mercury Systems, Inc. Q1 FY18 guidance vs. Q1 FY17 actual Notes: (1) Q1FY17 figure is as reported in the Company’s Form 10-Q. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) Q1FY17 includes $2.0M and Q1FY18 includes $0.5M negative impact of inventory valuation step-up from purchase accounting. (4) Non-GAAP, see reconciliation table. In millions, except percentage and per share data Q1 FY17(1) Q1 FY18(2) Change Revenue $88 $102 - $107 16% - 22% Gross Margin(3) 45% 46% - 47% 1pt - 2pts Operating Expenses $35.7 $41.1 - $42.1 15% - 18% GAAP Income $3.8 $3.6 - $4.9 (6%) - 28% GAAP EPS $0.10 $0.07 - $0.10 (30%) - 0% Adjusted EPS(4) $0.22 $0.24 - $0.26 9% - 18% Adj. EBITDA(4) $18.2 $21.4 - $23.5 17% - 29%

26 © 2017 Mercury Systems, Inc. FY18 annual guidance In millions, except percentage and per share data FY17(1) FY18(2) Change Revenue $409 $453 - $468 11% - 15% GAAP Income $24.9 $26.4 - $30.3 6% - 22% GAAP EPS $0.58 $0.55 - $0.63 (5%) - 10% Weighted-average diluted shares outstanding 43.0 47.8 11% Adjusted EPS(3) $1.15 $1.15 - $1.23 0% - 7% Adj. EBITDA(3) $93.9 $103 - $109 10% - 16% Notes: (1) FY17 figures are as reported in the Company’s earnings release issued on August 1, 2017. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) Non-GAAP, see reconciliation table.

27 © 2017 Mercury Systems, Inc. Achieving target business model Notes: (1) FY16 figures are as reported in the Company’s Form 10-K , except as noted below in footnote 4. (2) FY17 figures are as reported in the Company’s earnings release issued on August 1, 2017. (3) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (4) FY16 was adjusted for the subsequent reclassification of $2.9M of sustaining engineering expenses from Cost of Revenues to Research and Development. (5) Non-GAAP, see reconciliation table. FY16(1) FY17(2) FY18(3) Revenue 100% 100% 100% 100% Gross Margin(4) 47% 47% 45-50% SG&A 20% 19% 16-18% R&D(4) 13% 13% 11-13% Amortization 3% 5% 5% 4-5% GAAP Income 7% 6% 6% NA Adj. EBITDA(5) 21% 23% 23% 22-26% New Target Business Model

28 © 2017 Mercury Systems, Inc. Conservative balance sheet Zero debt, $400M revolving credit facility for future investments FY15 FY16 FY17 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 78 82 42 Accounts receivable, net 54 96 114 Inventory, net 32 58 81 PP&E, net 13 28 52 Goodwill and intangibles, net 186 461 510 Other 24 12 18 TOTAL ASSETS 387 737 816 LIABILITIES AND S/E AP and other liabilities 37 71 90 Debt 0 192 0 Total liabilities 37 264 90 Stockholders' equity 350 473 725 TOTAL LIABILITIES AND S/E 387 737 816

We actively develop potential acquisition targets across all channels

~$400mm of capital deployed in 20 months

	LNX	KOR Electronics	Micronetics	ITI	Microsemi*	CES	Delta Microwave	RTL
Acquisition Close Date	Jan 2011	Dec 2011	Aug 2012	Dec 2015	May 2016	Nov 2016	Apr 2017	Jul 2017
Size	$31mm	$70mm	$75mm	$10mm	$300mm	$39mm	$40.5mm	Not reported
Strong Strategic Rationale	✓	✓	✓	✓	✓	✓	✓	✓
Expand Addressable Market	✓	✓	✓	✓	✓	✓	✓	✓
Revenue & Cost Synergies	✓	✓	✓	✓	✓	✓	✓	✓
Accretive in Short Term	✓	✓	✓	✓	✓	✓	✓	✓
Seller	Founder	Private Equity	Public	Founder	Corporate Carve-out	Private Equity	Founder	Founder
Sourcing	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated

Disciplined Approach to M&A

Learn Market → Add Capabilities → Scale Business → Leverage Channel → Maintain Conservative Balance Sheet

* Represents carve-out acquisition from Microsemi Corp.

© 2017 Mercury Systems, Inc.

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30 © 2017 Mercury Systems, Inc. • Improving defense environment; fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability – above industry-averages • Strong financial position supports organic growth and future M&A Poised for continued, profitable growth

© 2017 Mercury Systems, Inc. Appendix

Q1 FY18 guidance (as of August 1st)

In millions, except percentage and per share data	Q1 FY17[(1)]	Q1 FY18[(2)]	YoY Change
	Actual	Est. Range	
Revenue	$88	$102 - $107	16% - 22%
GAAP Income	$3.8	$3.6 - $4.9	(6%) - 28%
Adj EBITDA[(3)]	$18.2	$21.4 - $23.5	17% - 29%
Adj EBITDA Adjustments:			
Income (loss) from continuing operations	3.8	$3.6 - $4.9	
Interest (income) expense, net	$1.8	0.3	
Tax provision (benefit)	($1.3)	$1.9 - $2.7	
Depreciation	$2.7	4.1	
Amortization of intangible assets	$4.6	5.6	
Restructuring and other charges	$0.3	0.0	
Impairment of long-lived assets	$0.0	0.0	
Acquisition and financing costs	$0.6	0.4	
Fair value adjustments from purchase accounting	$2.1	0.5	
Litigation and settlement expenses	$0.0	0.0	
Stock-based compensation expense	$3.6	5.0	
Adj EBITDA[(3)]	$18.2	$21.4 - $23.5	17% - 29%
GAAP EPS	$0.10	$0.07 - $0.10	($0.03) to $0.00
Adjusted EPS[(3)]	$0.22	$0.24 - $0.26	$0.02 to $0.04

Notes:
(1) Q1FY17 figure is as reported in the Company's Form 10-Q.
(2) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed.
(3) Non-GAAP.

© 2017 Mercury Systems, Inc.

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FY18 guidance (as of August 1st)

In millions, except percentage and per share data	FY17	FY18[1]		YoY Change
	Actual	Est. Range		
Revenue	$409	$453 - $468		11% - 15%
GAAP Income	$24.9	$26.4 - $30.3		6% - 22%
Adj EBITDA[2]	$93.9	$103.0 - $109.0		10% - 16%
Adj EBITDA Adjustments:				
Income (loss) from continuing operations	24.9	$26.4 - $30.3		
Interest (income) expense, net	7.1	1.3		
Tax provision (benefit)	6.2	$14.2 - $16.3		
Depreciation	12.6	17.1		
Amortization of intangible assets	19.7	22.2		
Restructuring and other charges	2.0	0.0		
Impairment of long-lived assets	0.0	0.0		
Acquisition and financing costs	2.4	1.3		
Fair value adjustments from purchase accounting	3.7	0.6		
Litigation and settlement expenses	0.1	0.0		
Stock-based compensation expense	15.3	19.9		
Adj EBITDA[2]	$93.9	$103.0 - $109.0		10% - 16%
GAAP EPS	$0.58	$0.55 - $0.63		($0.03) to $0.05
Adjusted EPS[2]	$1.15	$1.15 - $1.23		$0.00 to $0.08

Notes:
(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed.
(2) Non-GAAP.

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34 © 2017 Mercury Systems, Inc. Adjusted EPS reconciliation Notes: (1) Numbers shown are in cents. (2) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively. The GAAP EPS impacts were $0.02, $0.01, $0.00, and ($0.03) for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively. (000's) FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Diluted net earnings (loss) per share⁽¹⁾⁽²⁾ $ (0.13) $ 0.44 $ 0.08 $ 0.15 $ 0.13 $ 0.19 $ 0.56 $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 Income (loss) from continuing operations $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 Amortization of intangible assets 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 4,732 5,458 19,680 Restructuring and other charges 5,443 3,175 338 221 409 272 1,240 297 69 459 1,127 1,952 Impairment of long-lived assets - - - 231 - - 231 - - - - - Acquisition and financing costs - 451 2,298 25 1,725 653 4,701 553 1,114 569 153 2,389 Fair value adjustments from purchase accounting - - - - - 1,384 1,384 2,077 870 270 462 3,679 Litigation and settlement expenses - - - - - (1,925) (1,925) - 100 - 17 117 Stock-based compensation expense 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 3,715 3,901 15,341 Impact to income taxes⁽²⁾ (5,772) (6,733) (3,466) (1,722) (1,979) (2,808) (9,975) (6,085) (4,441) (3,574) (4,501) (18,602) Adjusted income from continuing operations $ 11,926 $ 26,970 $ 6,441 $ 7,825 $ 8,416 $ 11,132 $ 33,814 $ 8,895 $ 11,897 $ 13,219 $ 15,421 $ 49,431 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.37 $ 0.82 $ 0.19 $ 0.23 $ 0.25 $ 0.29 $ 0.96 $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 Weighted-average shares outstanding: Basic 31,000 32,114 32,778 33,120 33,251 37,811 34,241 38,865 39,151 43,773 46,211 41,986 Diluted 31,729 32,939 33,616 33,831 33,991 38,954 35,097 39,865 39,985 44,814 47,472 43,018

Adjusted EBITDA reconciliation

(000'S)	FY14	FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17
Income (loss) from continuing operations[1]	$ (4,072)	$ 14,429	$ 2,856	$ 5,040	$ 4,357	$ 7,489	$ 19,742	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$ 24,875
Interest expense (income), net	40	13	(22)	(21)	(36)	1,120	1,041	1,782	1,888	1,756	1,680	7,106
Tax provision (benefit)[1]	(1,841)	4,366	368	1,433	2,642	1,101	5,544	(1,259)	1,779	3,170	2,503	6,193
Depreciation	7,625	6,332	1,588	1,620	1,565	2,127	6,900	2,718	2,966	3,233	3,672	12,589
Amortization of intangible assets	7,328	7,008	1,713	1,638	1,754	3,737	8,842	4,602	4,888	4,732	5,458	19,680
Restructuring and other charges	5,443	3,175	338	221	409	272	1,240	297	69	459	1,127	1,952
Impairment of long-lived assets	-	-	-	231	-	-	231	-	-	-	-	-
Acquisition and financing costs	-	451	2,298	25	1,725	653	4,701	553	1,114	569	153	2,389
Fair value adjustments from purchase accounting	-	-	-	-	-	1,384	1,384	2,077	870	270	462	3,679
Litigation and settlement expenses	-	-	-	-	-	(1,925)	(1,925)	-	100	-	17	117
Stock-based compensation expense	8,999	8,640	2,702	2,392	2,150	2,330	9,574	3,632	4,093	3,715	3,901	15,341
Adjusted EBITDA	$ 23,522	$ 44,414	$ 11,841	$ 12,579	$ 14,566	$ 18,288	$ 57,274	$ 18,221	$ 22,971	$ 24,952	$ 27,777	$ 93,921

Notes:
(1) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter in FY16, respectively.

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36 © 2017 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**ECM**	Electronic Countermeasures	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AESA	Active Electronically Scanned Array	**EO/IR**	Electro-optical / Infrared	**PBR**	President's Budget Request
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**EP**	Electronic Protection	**PGK**	Precision Guidance Kit
AMC	Advanced Microelectronics Center	**EW**	Electronic Warfare	**RDP**	Radar Digital Processor
ATCA	Advanced Telecommunications Architecture	**FAB-T**	Family of Beyond Line-of-Sight Terminals	**RF**	Radio Frequency
AWACS	Airborne Warning and Control System	**FC**	Fire Control	**RoW**	Rest of World
BCA	Budget Control Act	**FMS**	Foreign Military Sales	**SABR**	Scalable Agile Beam Radar
C2	Command & Control	**FMV**	Full Motion Video	**SBC**	Single Board Computer
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**IFF**	Identification Friend or Foe	**SDB**	Small Diameter Bomb
COTS	Commercial off-the Shelf	**IMA**	Integrated Microwave Assembly	**SEWIP**	Surface Electronic Warfare Improvement Program
CR	Continuing Resolution	**LRDR**	Long Range Discrimination Radar	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**MALD**	Miniature Air Launched Decoy	**SIP**	System-in-Package
DEWS	Digital Electronic Warfare System	**MMA**	Multimission Maritime Aircraft	**SIRFC**	Suite of Integrated RF Countermeasures
DRFM	Digital Radio Frequency Memory	**MOSA**	Modular Open Systems Architecture	**SM**	Standard Missile
DSP	Digital Signal Processing	**NMT**	Navy Multiband Terminal	**SSEE**	Ships Signal Exploitation Equipment
EA	Electronic Attack	**O&M**	Operations & Maintenance	**SWaP**	Size Weight and Power

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